SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 11, 2005

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Date of Report

(Date of Earliest Event Reported)

Magnum d’Or Resources, Inc.

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(Exact Name of Registrant as Specified in its Charter)

Utah                         000-31849                   98-02152222

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(State or other                  (Commission                (I.R.S. Employer

jurisdiction of                  File Number)              Identification No.)

 incorporation)

239 Church Street, Suite 200

Oakville, Ontario L6J 1N4, Canada

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(Address of principal executive offices)

905.842.5515

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(Registrant's telephone number, including area code)

170 The Donway West #404

Toronto, Ontario M3C 2G3, Canada

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(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR  230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 under the Exchange Act (17 CFR  240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4 under the Exchange Act (17 CFR  240.13e-4(c)

Section 1 – Registrant’s Business Operations

Item 1.01 Entry into a Material Definitive Agreement

Magnum d’Or Resources, Inc. (the “Company”) entered into an agreement dated July 8, 2005 (the “Agreement”) with Placer Dome International Limited (“Placer”), a mining company located in Vancouver, British Columbia, regarding the Company’s Khul Morit Tenements mining property in Mongolia (the “Property”).

The Agreement provides that Placer has the irrevocable and exclusive right to earn up to an 80% ownership interest in the Company’s Property.

Placer has the exclusive right to earn a 60% interest in the Property by spending $400,000 on exploration costs regarding the Property on or before one year from the effective date of the Agreement, and spending an additional $600,000 between the first and second anniversary of the effective date of the Agreement.  In the event that Placer has not incurred the required expenditures on or before such dates, Placer has the right to pay the Company the amount of the deficiency to the Company before such dates, which payment will be deemed to be expenditures regarding the Property.

Placer also has the irrevocable and exclusive right to an additional 20% ownership interest in the Property by completing a feasibility study on the Property.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit

Description

10.1

Agreement letter dated July 8, 2005, between the Company and Placer Dome International Limited regarding Khul Morit Tenements property in Mongolia.

1.2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2005

Magnum d’Or Resources, Inc.,

(a Nevada Corporation)

By:  /s/ John Yee

 John Yee

Chairman

EXHIBIT 10.1

PLACER DOME

CORPORATE OFFICE

Tel    (604) 682-7082

P.O Box 49330 Bentall Station    FAX  (604) 682-7092

Suite 1600-1055 Dunsmuir St.    www.placerdome.com

Vancouver, British Columbia

Canada V7X 1P1

8 July 2005

Attention: Mr John Yee

Magnum D'Or Resources Inc 239 Church Street

Oakville, Ontario, L6J l N4 CANADA

Dear John,

Khul Morit Property, Mongolia

Further to our recent discussions, I set out the terms of the proposed agreement between Placer Dome International Limited or its nominated related body corporate ("Placer") and Magnum D'Or Resources Inc ("Magnum") with respect to Placer earning up to an 80% interest in the Khul Morit Tenements, Mongolia.

Placer will have three months from the date of this agreement to conduct a due diligence investigation in respect of the Khul Morit Tenements. Magnum must permit Placer and its employees and agents at all reasonable times to enter the Khul Morit Tenements and offices of Magnum and any related body corporate of Magnum for the purpose of performing the due diligence investigation, and have full and free access to all records and documents relating to the Khul Morit Tenements which is held by, or is within the control of Magnum or any related body corporate of Magnum. Placer may, by written notice to Magnum, elect to withdraw from the Khul Morit Tenements and terminate this agreement at any time within the due diligence period if Placer is not satisfied with the results of its due diligence investigations.

1.

Definitions

Unless the context otherwise requires:

“Confidentiality Agreement” means the Confidentiality Agreement dated June 1, 2005 between Placer and Magnum.

"Earning Period" means the period from the Effective Date until the earlier of:

(a)

Placer incurring the expenditures referred to in clauses 4 (or pays the Shortfall Payment, if any) and 5; or

(b)

Placer withdrawing from this agreement.

“Effective Date” means the date that Placer notifies Magnum that (a) Placer has satisfactorily completed its due diligence, and (b) the conditions precedent have been satisfied or waived.

“Expenditures” means all expenditures and costs incurred by a party in respect of prospecting, exploration and development activities(including any reclamation or remediation works) in

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Respect of the project (including any such costs which have been incurred before the Effective Date), and includes the costs described in Schedule 2)

"Force Majeure" means an event or cause beyond the reasonable control of the party claiming force majeure including:

(a)

act of God, lightning, storm, flood, fire, earthquake, explosion, cyclone, tidal wave, landslide or adverse weather conditions

(b)

strike, lockout or other labour difficulty;

(c)

act of public enemy, war (declared or undeclared), sabotage, blockade, revolution, riot, insurrection, civil commotion or epidemic;

(d)

the affect of any applicable laws, orders, rules or regulations of any government or other competent authority;

(e)

the introduction of, or the requirement for, significant new approvals and consents relating to the Khul Morit Tenements and their conditions; and

(f)

embargo, inability to obtain any necessary materials, equipment, facilities or qualified employees, power or water shortage or lack of transportation.

"Khul Morit Tenements" means the Khul Morit mineral resources prospecting licence 6283X, South-Central Mongolia, Bayanhongor Aimag, Topographic Map-K-47-11, Latitude 43 58 00 N to 43 59 00 N, Longitude 98 20 00 E to 98 22 00 E of approximately 494 hectares, and any tenements granted in substitution, renewal or replacement thereof, as attached as Schedule 2.

“Option Agreement” means the Option Agreement dated 8 December 2003 between Magnum and Khulan Choilon.

“Permitted Encumbrances” means the obligations of magnum to either pay to Khulan Choilon the (a) 1.5% Net Smelter Return Royalty; or (b) US1,000,000 to buyout that royalty, as provided by Clause 2 of the Option Agreement.

2.

Khul Morit Tenements

 Magnum warrants that as at the Effective Date:

(a)

Khulan Choilan is the registered holder of the Khul Morit Tenements, and that Magnum is the sole beneficial owner of the Khul Morit Tenements and is entitled to be registered as the sole legal owner of the Tenement, free of all liens, burdens, claims, security interests, charges, pledges, encumbrances, and defects in title; except for the Permitted Encumbrances;

(b)

there has been no act or omission by Magnum which could result by notice or lapse of time, or by both notice and lapse of time, in the breach, termination, abandonment, forfeiture, relinquishment or other premature termination of the rights of Magnum in and to the Khul Morit Tenements nor has there been any breach of the provisions or terms of the Khul Morit Tenements; and

(c}

Magnum is in full compliance with the Option Agreement, and in particular completed $100,000 of exploration expenditures on the Khul Morit Tenements, paid $25,000 to

PLACER DOME

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Khulan Choilon, and granted Khulan Choilon 2,000,000 shares in Magnum, each inn accordance with clauses 1, 3, 4 and 5 respectively of the Option Agreement.

(d)

the Khul Morit Tenements are in good standing and are not subject to any dispute;

(e)

Magnum has valid and non-restricted surface rights that entitle Magnum and Placer to access all areas covered by the Khul Morit Tenements;

(f)

Magnum has the right to sell the Khul Morit Tenements and has not assigned its interest to any third party or granted any third party any right of first refusal or other obligation which would prevent Magnum from entering into this Agreement.

(g)

There has been no release of hazardous substances onto the property and no outstanding obligations or commitments for environmental remediation;

(h)

Magnum is duly incorporated and validly exists and has duly authorized, executed and delivered the Agreement; and

(i)

Schedule 1 is a true and complete copy of the mineral resources prospecting licence constituting the Khul Morit Tenements.

3.

Conditions Precedent

This Agreement is conditional upon Khulan Choilon agreeing in writing:

(a)

that Khulan Choilon received $25,000 and 2,000,000 shares in Magnum, in accordance with clauses 3, 4, and 5 of the Option Agreement;

(b)

that Magnum completed $100,000 in exploration expenditures on the Khul Morit Tenements, in accordance with clause 1 of the Option Agreement; and

(c)

to consent to Magnum transferring 60% or 80% of its interest in the Khul Morit Tenements to Placer or its nominee, in accordance with clause 6 of the Option Agreement, and to waive the pre-emptive right under clause 6 of the Option Agreement.

Each party must co-operate with the other and use reasonable endeavours to procure that the conditions referred to in this clause are fulfilled.  The conditions in this clause may be waived by Placer.

4.

Right to acquire 60% interest

Magnum hereby grants to Placer the irrevocable and exclusive right to earn a 60% interest in the Khul Morit Tenements by incurring Expenditures on exploration of the Khul Morit Tenements as follows:

(a)

US$400,000 on or before the first anniversary of the Effective Date; and

(b)

US$600,000 between the first and second anniversary of the Effective Date.

If Placer has not incurred the expenditures which are required by these dates Placer will be

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permitted to pay Magnum the amount of the deficiency (the "Shortfall Payment") within 30 days after the relevant date and, upon such payment, the Shortfall Payment will be deemed to have been expenditures incurred by Placer prior to the specified date.

Placers expenditure will include an overhead recovery fee equal to 10% of ail direct casts

5.

Right to acquire additional 20% interest

Magnum hereby grants to Placer the irrevocable and exclusive right to earn an additional 20% interest (aggregate 80% interest) in the Khul Morit Tenements by completing a feasibility study on the Khul Morit Tenements. The feasibility study will be in a form reasonably acceptable to a financial institution for the purpose of deciding whether or not to finance development of a mine, however, the feasibility study is not required to be positive.

6.

Vesting of interest

If Placer completes the expenditure provided for in clauses 4 (or if Placer makes the Shortfall Payment to Magnum as provided for to make up the deficiency) or also completes the feasibility study provided in clause 5, then Placer will have earned its 60% or 80% interest respectively in the Khul Morit Tenements.  A certificate from an officer of Placer will constitute prima facie evidence of the amount of Expenditure incurred. Placer shall provide such evidence as Magnum may reasonably require to confirm the amount of Expenditure so incurred and Placer acknowledges that Magnum may request that the same be audited (at Magnum's expense) by an independent accountant so appointed for that purpose.

Upon Placer advising Magnum that it has completed the Expenditure the interest in the Khul Morit Tenements will vest in Placer, and Magnum will immediately transfer the interest to Placer or its nominee and do all things reasonably necessary to register the transfer.

7.

Conduct of activities on the Khul Morit Tenements

During the Earning Period, Placer, its employees, contractors and agents will have the exclusive right to enter upon the Khul Morit Tenements to explore and to conduct such related activities as Placer considers appropriate provided such is in compliance with the provisions of the laws of Mongolia and in accordance with good mining and exploration practices.

Magnum consents to the lodgement by Placer of a caveat pursuant to the laws of Mongolia against the Khul Morit Tenements to protect the right of Placer to earn its interest and to the maintenance of such caveats during the Earning Period and afterwards.

During the Earning Period, Placer must assist Magnum to maintain in good standing the Khul Morit Tenements by doing work, satisfying minimum expenditure commitments, filing documents and making all necessary payments, including the payment of taxes (excluding income taxes), rentals and licence fees, and by performing all other actions which may arise on or after the Effective Date and may be reasonably necessary to maintain the Khul Morit Tenements in good standing.

Placer is not required to assist Magnum in any way with respect to any technical reports prepared under Canadian National Instrument 43-101 “Standards of Disclosure for Mineral Projects”, or any similar regulatory policy in any other jurisdiction.

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8.

Obligations of Magnum

 During the Earning Period, Magnum must:

(a)

not release, surrender or otherwise relinquish any part of the area of the Khul Morit Tenements without the prior written consent of Placer which, where the release, surrender or relinquishment is required by applicable laws and regulations, must not be unreasonably withheld;

(b)

not agree to any amendment to or waiver in respect of any of the terms of the Khul Morit Tenements without the prior written consent of Placer;

(c)

not sell, transfer, assign or dispose of any interest in the Khul Morit Tenements other than as contemplated by this agreement; and

(d)

promptly deliver to Placer any notices, demands or other communications relating to any of the Khul Morit Tenements that Magnum receives.

9.

Joint Venture

After Placer has earned its 60% interest, Placer and Magnum will enter into a joint venture for exploration and development of the Khul Morit Tenements. The parries to have the following percentage interests at the commencement of the Joint Venture:

(a)

Placer 60%; and

(b)

Magnum 40%.

10.

Joint Venture Agreement

The Joint Venture will include the following terms:

(a)

The relationship of Placer and Magnum will be as tenants in common in their respective percentage interests and the liability of the parties will be several in proportion to their respective joint venture interests in the Joint Venture from time to time and not joint nor joint and several.

(b)

Placer and Magnum will not constitute a partnership, and except as expressly provided in the Joint Venture Agreement, no party will be entitled to act for or will have any express or implied authority to act for or in any way bind or commit another party to any obligation.

(c)

Any ores, solutions, concentrates, dare, gold or other products produced by or on behalf of the parties from the Khul Morit Tenements ("Mineral Product") will pass to the parties in equal shares to their respective percentage interests in the Joint Venture from time to time and each party will be obliged to take in kind its share of Mineral Product

(d)

A management committee will be constituted with responsibility for overseeing Joint Venture operations. Placer and Magnum will each be entitled to appoint a

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 representative to the management committee with each parry's representative being entitled to vote in proportion to the patty's joint venture interest at the time of the vote. Placer's representative will be the chairman of the management committee. Decisions are to be made by simple majority vote.

(e)

Placer will be the Manager and will have authority to make all day to day decisions relating to the conduct of the Joint Venture

(f)

The Manager will propose programs for the conduct of the Joint Venture and will carry out such programs as are approved by the management committee as agent for the Joint Venturers.

(g)

Placer and Magnum will share funding responsibility for joint venture expenditure in proportion to their respective Joint Venture interests from time to time, subject to the right to dilute.

(h)

lf a party elects to not contribute to a programme and budget for Joint Venture expenditure, its Joint Venture Interest will be diluted and recalculated from time to time, but not more frequently than 6 monthly, in accordance with the following formula:

A=(B/C) x 100

where:

A is the diluting party’s diluted Joint Venture Interest,

B is the total amount contributed or deemed to have been contributed by the diluting party to the Joint Venture expenditure; and

C is the total amount contributed or deemed to have been contributed by all parties to the Joint Venture expenditure.

The contributing party's Joint Venture Interest will be increased proportionately to the decrease in the diluting party's Joint Venture Interest.

For the purposes of this clause. Magnum's deemed expenditure will be $666,666 ($1,000,000 x40% 160%) at the commencement of the Joint Venture and Placer's actual expenditure will be $1,000,000.

(i)

If Magnum's Joint Venture Interest dilutes to 10% or less, then Magnum will be deemed to have assigned and conveyed its Joint Venture Interest to Placer and it will cease to have any further right or interest in the Joint Venture.

(j)

A Decision to mine can only be made based on a feasibility study.

(k)

Magnum's ultimate parent company will guarantee the obligations of Magnum under the Joint Venture Agreement.

(1)

A rehabilitation fund will be established with the parties being obliged to contribute during the life of any mine so as to ensure that adequate funds are available for the rehabilitation and closure of any mine.

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(m)

Each party is to have an unrestricted right to engage or be involved in exploration or mining outside the area of the Khu[ Morit Tenements.

(n)

Pre-emptive rights in favour of the other party where a party wishes to dispose of the whole or any part of its interest in the Joint Venture (other than to a related body corporate) or where a related body corporate which is an assignee of a former party ceases to be such a related body corporate. If Magnum assigns its interest in the Joint Venture to a third party (not being a related body corporate) then Placer will release the guarantee given by Magnum's ultimate parent company provided a substitute guarantee is given by a guarantor that is reasonably acceptable to Placer.

(o)

Standard confidentiality provisions apply.

12.

Withdrawal by Placer

Placer may withdraw from this agreement at any time during the Earning Period upon written notice to Magnum, with no liability.

13.

General

(a)

Neither party may assign its rights or obligations under this agreement without the other party's consent (not to be unreasonably withheld) provided that in the case of an assignment by Placer to a related body corporate of Placer, no such consent will be necessary. Any assignment is conditional upon the assignee entering into a deed of covenant with the non-assigning party to be bound by this agreement.

(b)

If, due to a Force Majeure event, Placer is prevented for a period of at least 30 consecutive days performing works, the time period in which Placer is able to satisfy the earning requirement pursuant to clause 4 will be extended by a day, for each day that the Force

Majeure event prevented Placer from performing such work. Additionally, if the gold price falls below US$350 per ounce for at least 14 consecutive days, the time period will be extended by one day for every day the gold price remains below US$350 per ounce.

(c)

The parties propose to replace this agreement with a formal joint venture agreement to be drafted by Placer and negotiated in good faith by both parties_ Pending the formal agreement being entered into this agreement will be a binding agreement between the parties.

(d)

This agreement will be construed and governed by the laws in farce in British Columbia, Canada and the courts of British Columbia, Canada will have exclusive jurisdiction to hear and determine all disputes arising hereunder.

(e)

This agreement will be construed and governed by the laws in force in British Columbia, Canada and the courts of British Columbia, Canada will have exclusive jurisdiction to hear and determine all disputes arising hereunder.

(f)

If Placer’s economic benefits under this Agreement are adversely and materially affected by any current or new laws or regulations of Mongolia published after signing this Agreement, Magnum shall use its best endeavours to make any adjustments necessary to maintain Placer’s economic benefits derived from this Agreement.

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(g)

This Agreement, together with the Confidentiality Agreement, represents the entire agreement between the parties in relation to its subject matter.

If the terms and conditions set out in this letter are acceptable to Magnum, please sign below and return to confirm acceptance.

Yours sincerely,

s/s Mike Johnson

13/7/05

Mike Johnson

General Manager Asia Pacific Exploration

Accepted this 11th day of July, 2005 on behalf of Magnum D’Or Resources Inc.

s/s John Yee

Name:

Title: Chairman Magnum D’Or Resources Inc.

Exhibit 10.1

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Schedule 1

Khul Morit Tenements

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Schedule 2

Expenditure

For the purpose of this Agreement, Expenditure shall include, without limitation, all amounts incurred:

(a)

in doing geophysical, geochemical, land, airborne, environmental and/or geological examinations, studies, assessments, assays, audits and/or surveys;

(b)

in linecutting, mapping, trenching, and staking;

(c)

in searching for, digging, shipping, trucking, sampling, working, developing. mining and/or extracting ores, minerals and metals;

(d)

in doing diamond and other drilling;

(e)

in obtaining, providing, erecting, installing and operating mining plant, milling or ether treatment plant, ancillary facilities, buildings, machinery, tools, appliances and/or equipment;

(f)

in construction facilities on or  the benefit of tenements for the project;

(g)

in transporting personnel, supplies, mining, milling or other treatment, plant, buildings,

machinery, tools, appliances  or equipment in, to or from the tenements for the project

(h}

in wages and salaries (including “fringe benefits”) of personnel directly engaged in performing work on or with respect to the tenements for the project;

(i)

in  assessments or contributions under the workers' compensation legislation, and other applicable legislation or ordinances relating to such personnel;

(j)

in supplying food, lodging and other reasonable needs for such personnel;

(k)

in obtaining and maintaining any insurance~

(1)

in the management of and accounting for such work and providing supervisory, legal, accounting, consulting and other contract or professional services or facilities directly relating to work performed or to be performed hereunder

(m)

in taxes, fees, charges, payments or rentals (including payments made in lieu o€ assessment or representation work) or otherwise incurred to in respect of project tenements or any transfer of tenements pursuant to this Agreement and to keep tenements for the project or any part thereof in good standing;

(n)

in acquiring access rights to tenements for the project;

(o)

in carrying out any negotiations and preparing,  settling and executing any agreements or other documents relating to environmental or indigenous peoples’ claims, requirements or c matters;

(p)

in carrying out any requirements or prerequisites in order to obtain and obtaining all necessary or appropriate approvals, permits, consents or permissions relating to the carrying out of work, including, without limitation, environmental permits, approvals or consents;;

(q)

in carrying out  reclamation or remediation;

(r)

in improving, protecting or perfecting title in tenements for the project or any part thereof

(s)

in carrying out mineral, soil, water, air  or other testing;

(t)

in preparing engineering, geological, financing, marketing or environmental studies and/or reports and test work related thereto; and

(u)

in preparing a feasibility study and/or any work or reports preliminary or supplementary thereto.

Where Expenditure is charged to Placer by related bodies corporate of Placer, for services rendered by such related bodies corporate, such Expenditure shall not exceed the fair market value of the services rendered.